UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2005

Patient Safety Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-124594 (Commission File Number)	13-3419202 (I.R.S. Employer Identification Number)

100 Wilshire Blvd., Ste. 1750, Santa Monica, CA 90401
(Address of principal executive offices) (zip code)

(310) 752-1416
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

As described in a Form 8-K of Patient Safety Technologies, Inc. (the “Company”) dated December 29, 2004, the Company purchased 2,229,527 shares of common stock of Digicorp from Digicorp’s former directors and certain other shareholders of Digicorp (the “Original Purchase Transaction”). The former directors and certain of the other Digicorp shareholders under the agreement agreed to sell an additional 1,224,000 shares (the “Additional Shares”) of Digicorp common stock to the Company upon the transaction being registered with the Securities and Exchange Commission within one year of the Original Purchase Transaction.

On December 28, 2005, the Company assigned its right to purchase 1,000,000 of the Additional Shares to Alan Morelli (the “Assignment Agreement”) and amended certain terms of the stock purchase agreement pursuant to which the Original Purchase Transaction was completed (the “Amendment Agreement”) in order to facilitate the assignment. Pursuant to the Assignment Agreement, Digicorp granted the parties piggyback registration rights with respect to the sale of the Additional Shares. Pursuant to the Amendment Agreement, Digicorp agreed that if it does not register the resale of the Additional Shares on or before June 30, 2006, then it will redeem the Additional Shares at a price of $0.145 per share and Digicorp will thereupon sell 224,000 shares of its common stock to the Company and 1,000,000 shares of its common stock to Mr. Morelli at a price of $0.145 per share. The parties also entered into an escrow agreement to escrow the Additional Shares until the sale of the Additional Shares is completed.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1
Common Stock Purchase Agreement dated as of December 29, 2004 between Franklin Capital Corporation (n/k/a Patient Safety Technologies, Inc.) and the shareholders of Digicorp set forth on the signature pages thereto (incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on January 4, 2005)

10.2
Amendment No. 1 dated December 28, 2005 to the Stock Purchase Agreement dated as of December 29, 2004 among Franklin Capital Corporation and the shareholders of Digicorp set forth on the signature pages thereto

10.3	Assignment Agreement made as of December 28, 2005 by and among Patient Safety Technologies, Inc., Alan Morelli and Digicorp
10.4
Escrow Agreement made as of December 28, 2005 by and among Patient Safety Technologies, Inc., Alan Morelli, the shareholders of Digicorp set forth in Schedule A thereto and Sichenzia Ross Friedman Ference LLP

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patient Safety Technologies, Inc.

Dated: January 3, 2006	By:	/s/ Milton Ault
Name: Milton “Todd” Ault, III
Title: Chief Executive Officer